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Exhibit 10.30

[LOGO OF TFC TEXTRON APPEARS HERE]

SECOND AMENDMENT TO WHOLESALE SECURITY AGREEMENT

        THIS SECOND AMENDMENT TO WHOLESALE SECURITY AGREEMENT ("Amendment") is made as of the 21st day of July, 2003 by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Secured Party"); and the undersigned, jointly and severally, individually and collectively herein as Debtor.

WITNESSETH THAT:

        WHEREAS, the Secured Party and Debtor are parties to a certain Wholesale Security Agreement dated August 21, 2002, as may have been previously amended, modified or supplemented (the "Agreement"); and

        WHEREAS, the parties hereto desire to amend certain of the terms of the Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

  1.
  All capitalized terms used and not otherwise defined herein shall have the same meanings provided therefore in the Agreement.

  2.
  Subparagraph 6.1(a) of the Agreement is hereby amended and restated in its entirety to read as folows:

    "Fleetwood Enterprises, Inc. shall achieve EBITDA for each period of four consecutive Fiscal Quarters ended on the last day of each Fiscal Quarter set forth below of not less than the amount set forth below opposite each such Fiscal Quarter:

MINIMUM EBITDA	Period Ending
($7.5 Million)	On the last Sunday in April 2003
($7.5 Million)	On the last Sunday in July 2003
($8.5 Million)	On the last Sunday in October 2003
$19.0 Million	On the last Sunday in January 2004
$60.0 Million	On the last Sunday in April 2004"
  3.
  The Agreement is further amended by deleting Schedule 9(l) and substituting in lieu thereof the Revised Schedule 9(l) attached hereto and incorporated herein by this reference.

  4.
  Except as amended hereby, the Agreement shall remain in full force and effect, and is in all respects hereby ratified and affirmed.

  5.
  This Amendment, and the rights and duties of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the State of Rhode Island, without regard to such jurisdiction's principles of conflicts of laws. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

  6.
  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and a facsimile signature shall suffice as original for all purposes.

        IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officer or representative as of the day and year first above written.

SECURED PARTY:		DEBTOR:
TEXTRON FINANCIAL CORPORATION, for itself and as agent for its affiliates
FLEETWOOD RETAIL CORP. OF ARKANSAS, an Arkansas corporation
FLEETWOOD RETAIL CORP. OF GEORGIA, a Georgia corporation
FLEETWOOD RETAIL CORP. OF ILLINOIS, a Illinois corporation
FLEETWOOD RETAIL CORP. OF KANSAS, a Delaware corporation
By:		FLEETWOOD RETAIL CORP. OF LOUISIANA, a Louisiana corporation
Print Name:	Brian Courtney	FLEETWOOD RETAIL CORPORATION OF MISSOURI, a Missouri corporation
Print Title:	VP, Credit
FLEETWOOD RETAIL CORP. OF OHIO, a Ohio corporation
FLEETWOOD HOME CENTERS OF NEVADA, INC., a Nevada corporation
FLEETWOOD RETAIL CORP. OF OKLAHOMA, a Oklahoma corporation
FLEETWOOD RETAIL CORP. OF SOUTH CAROLINA, a South Carolina corporation
FLEETWOOD RETAIL CORP. OF WEST VIRGINIA, a West Virginia corporation
FLEETWOOD RETAIL CORP. OF WASHINGTON, a Delaware corporation
Secured Party's address for notices: P.O. Box 3090 Alpharetta, GA 30023
By:
		Print Name:	BOYD R. PLOWMAN
		Print Title:	AS EXECUTIVE V.P. FOR EACH OF THE FOREGOING DEBTORS

REVISED SCHEDULE 9(L)

        Capitalized terms not defined in this Schedule shall have the meaning ascribed to them in the Other Credit Facility.

  (a)
  Fleetwood Enterprises, Inc. shall achieve EBITDA for each period of four consecutive Fiscal Quarters ended on the last day of each Fiscal Quarter set forth below of not less than the amount set forth below opposite each such Fiscal Quarter:

MINIMUM EBITDA	Period Ending
($7.5 Million)	On the last Sunday in April 2003
($7.5 Million)	On the last Sunday in July 2003
($8.5 Million)	On the last Sunday in October 2003
$19.0 Million	On the last Sunday in January 2004
$60.0 Million	On the last Sunday in April 2004
  (b)
  On a consolidated basis, Fleetwood Enterprises, Inc. shall at all times maintain Fleetwood Liquidity of not equal to or less than Eighty Million Dollars ($80,000,000.00) for the most recent calendar month, of which the Borrowers (on a stand alone basis) shall maintain at all times Borrower Liquidity for the most recent calendar month of not equal to or less than Fifty Million Dollars ($50,000,000.00).

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  Exhibit 10.30
SECOND AMENDMENT TO WHOLESALE SECURITY AGREEMENT
REVISED SCHEDULE 9(L)